Exhibit 10.53

AMENDMENT TO

OP SUB CONTRIBUTION AGREEMENT

This AMENDMENT TO OP SUB CONTRIBUTION AGREEMENT (this “Amendment”) is entered into as of December 16, 2010, by and among American Assets Trust, L.P., a Maryland limited partnership (the “Operating Partnership”), American Assets Trust, Inc., a Maryland corporation (the “REIT”), [•], a Delaware limited liability company to be formed prior to the Closing Date and to be wholly owned by the Operating Partnership (the “OP Subsidiary”), and the contributors whose names appear on Schedule I hereto (each a “Contributor” and, collectively the “Contributors”). The REIT, the Operating Partnership, the OP Subsidiary and the Contributors are referred to herein from time to time individually as a “Party” and collectively as the “Parties.” Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Contribution Agreement (as defined below).

RECITALS

WHEREAS, the REIT desires to consolidate the ownership of a portfolio of properties currently owned, directly or indirectly, by the American Assets Entities, pursuant to the Formation Transactions, which relate to the proposed initial public offering (the “IPO”) of the REIT Shares;

WHEREAS, on September 13, 2010, in connection with the Formation Transactions and the IPO, the Parties entered into the Contribution Agreement, pursuant to which the Contributors agreed to contribute to the OP Subsidiary, and the OP Subsidiary agreed to acquire, all of the Contributors’ interests in the Contributed Entities (the “Contribution Agreement”);

WHEREAS, pursuant to the Contribution Agreement, “Excluded Assets” of the Contributed Entities will be distributed or paid out to the Contributors prior to, or as soon as possible after, the Closing;

WHEREAS, the Parties wish to amend the Contribution Agreement to clarify the method of calculating “Excluded Assets” set forth in Schedule 5.05 of the Contribution Agreement;

WHEREAS, the Parties wish to clarify the definition of “Actual Balance” included in Schedule II to the Contribution Agreement to clarify that consideration payable to the Contributors pursuant to the Contribution Agreement shall not be reduced twice to the extent that certain assumption fees and related expenses and certain prepayment penalties and related expenses relating to Existing Loans are paid by the Contributors, the Contributed Entities or any Subsidiary thereof;

WHEREAS, the Parties wish amend the Contribution Agreement to correct certain clerical errors;

WHEREAS, Section 6.17 of the Contribution Agreement provides that the Contribution Agreement may be amended by appropriate instrument, without the consent of any Contributor, at any time prior to the Closing Date; provided, that no such amendment, modification or supplement may be made that alters the amount or changes the form of the consideration to be delivered to the Contributors, without the prior written consent of the Contributor adversely affected by such proposed amendment, modification or supplement; and

WHEREAS, this Amendment does not adversely affect the amount of or change the form of the consideration to be delivered to any of the Contributors; and

WHEREAS, the Contributors have granted a power of attorney to the REIT authorizing the REIT to enter into this Amendment on their behalf.

NOW, THEREFORE, in consideration of the respective covenants and promises contained herein and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:

1. Excluded Assets. The second sentence of Schedule 5.05 of the Contribution Agreement is hereby deleted and replaced with the following sentence:

““Net Working Capital” means the greater of (a) current assets minus current liabilities of the relevant entity as of a date, chosen by the REIT, within forty five (45) days prior to the date of the preliminary prospectus used in the IPO roadshow or (b) current assets minus current liabilities of the relevant entity as of the Closing Date.”

2. Actual Balance. The following sentence is hereby inserted at the end of the current definition of “Actual Balance” in Schedule II of the Contribution Agreement:

“For the sake of clarity, “Actual Balance” shall not be deemed to include, with respect to any Existing Loan to be assumed, prepaid, repaid or refinanced in connection with the Formation Transactions, assumption fees and related expenses or prepayment penalties and related expenses applicable to such Existing Loan, to the extent such fees and expenses are paid at or prior to the Closing by the Contributors, any Contributed Entity or any Subsidiary thereof (other than payments made by American Assets, Inc. on behalf of American Assets Entities in which American Assets, Inc. does not have a direct or indirect Contributed Interest and for which American Assets, Inc. will be reimbursed by the REIT) and the ultimate effect of inclusion thereof in the definition of “Actual Balance” would be to double-count the amount of such fees and expenses in the calculation of Equity Value and Net Working Capital.”

3. Clerical Errors.

(a) The reference to Schedule 5.03 found in the definition of “Target Net Working Capital” in Schedule II to the Contribution Agreement is hereby deleted and replaced with a reference to Schedule 5.05.

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(b) The reference to Schedule 5.03 found in the definition of “Excluded Assets” in Schedule II of the Contribution Agreement is hereby deleted and replaced with a reference to Schedule 5.05.

4. Obligations of OP Subsidiary. Subject to the terms of the Contribution Agreement, the Operating Partnership shall take all reasonable action necessary to cause the OP Subsidiary to become a party to this Amendment by executing a counterpart of this Amendment where indicated on the signature page hereof.

5. Full Force and Effect. Except as explicitly modified or amended pursuant to this Amendment, the Contribution Agreement shall remain unmodified and in full force and effect.

6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California, regardless of any laws that might otherwise govern under applicable principles of conflicts of laws thereof.

7. Counterparts. This Amendment may be executed in one or more counterparts, each of which is an original, but all of which together constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties have executed this Amendment to the Contribution Agreement as of the date first above written.

AMERICAN ASSETS TRUST, L.P., a Maryland limited partnership

By:	AMERICAN ASSETS TRUST, INC.,
a Maryland corporation
Its:	General Partner

By:
Name:	John W. Chamberlain
Title:	President

AMERICAN ASSETS TRUST, INC.,
a Maryland corporation

By:
Name:	John W. Chamberlain
Title:	President

EACH CONTRIBUTOR LISTED ON
SCHEDULE I HERETO

By:	AMERICAN ASSETS TRUST, INC.,
a Maryland corporation
Its:	Attorney-in-Fact

By:
Name:	John W. Chamberlain
Title:	President

[Signature Page to Amendment to OP Sub Contribution Agreement]

[•]
a Delaware limited liability company

By:	AMERICAN ASSETS TRUST, L.P.,
a Maryland limited partnership
Its:	Managing Member

By:	AMERICAN ASSETS TRUST, INC.,
a Maryland corporation
Its:	General Partner

By:
Name:	John W. Chamberlain
Title:	President

[Signature Page to Amendment to OP Sub Contribution Agreement]

Schedule I

CONTRIBUTORS

IMPERIAL STRAND LLC

Contributor	Address	Contributed Interest
American Assets, Inc.	See Company’s Files	Imperial Strand, a California limited partnership

Debra Olenick Hirsch	See Company’s Files	Winrad Imperial Strand

Ernest Rady Trust U/D/T March 10, 1983, as amended	See Company’s Files	Winrad Imperial Strand

Gail Wagner	See Company’s Files	Winrad Imperial Strand

Morley Blankstein	See Company’s Files	Winrad Imperial Strand

Roberta Olenick	See Company’s Files	Winrad Imperial Strand

VISTA HACIENDA LLC

Contributor	Address	Contributed Interest
American Assets, Inc.	See Company’s Files	Vista Hacienda, L.P.

Debra Olenick Hirsch	See Company’s Files	Winrad Vista Hacienda

Ernest Rady	See Company’s Files	Winrad Vista Hacienda

Ernest Rady Trust U/D/T March 10, 1983, as amended	See Company’s Files	Winrad Vista Hacienda

Gail Wagner	See Company’s Files	Winrad Vista Hacienda

Marjorie Blankstein	See Company’s Files	Winrad Vista Hacienda

Roberta Olenick	See Company’s Files	Winrad Vista Hacienda